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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) January 19, 2005

                         FIRST FEDERAL BANCSHARES, INC.
                         ------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

      Delaware                       0-30753                37-1397683
      --------                      ----------              ----------
(State or other jurisdiction of     (Commission             (IRS Employer
 incorporation or organization)     File Number)            Identification No.)

                109 East Depot Street, Colchester, Illinois 62326
                -------------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                 (309) 776-3225
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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ITEM 8.01   OTHER EVENTS.
            ------------

      On January 19, 2005, First Federal Bancshares, Inc. issued a press release announcing that its Annual Meeting of Shareholders will be held on May 24, 2005. The press release is attached as Exhibit 99.1 and is incorporated herein by reference.


ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.
            ---------------------------------

      Exhibit 99.1   Press Release Dated January 19, 2005.


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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        FIRST FEDERAL BANCSHARES, INC.




Date: January 20, 2005                  By:/s/ Cathy D. Pendell
                                           -------------------------------------
                                           Cathy D. Pendell
                                           Treasurer